Haifa, February 10, 2000


 Office of the Chief Accountant
 Securities and Exchange Commission
 450 Fifth Street, N.W.
 Washington, D.C.  20549

 Dear Sir/Madam:

 We have read paragraphs I, II of item 4 included in the Form 8-K dated February 10, 2000 of ESC Medical Systems Ltd. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


                                        Very truly yours,

                                        /s/ Luboshitz Kasierer
                                        ------------------------------
                                        Luboshitz Kasierer
                                        Member Firm of Arthur Andersen


 cc:  Mr. Yacha Sutton C.E.O. ESC Medical Systems Ltd.